UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2008

ValueClick, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-30135	77-0495335
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30699 Russell Ranch Road, Suite 250, Westlake Village, California		91362
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-575-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 3, 2008, the Compensation Committee of ValueClick, Inc.'s (the "Company") Board of Directors (the "Compensation Committee") approved the granting of restricted stock awards under the Company's 2002 Stock Incentive Plan to its executive officers and Board of Directors. Under the terms of the Notice of Restricted Stock Bonus Grant for Employees (the "Restricted Stock Agreement"), attached hereto as Exhibit 99.1, the shares granted shall commence vesting on June 3, 2008 and will vest over a four year period for the Company's executive officers or a two year period for the Company's Board of Directors. If the employment of any recipient of a restricted stock grant terminates for any reason, the Company shall automatically reacquire any unvested shares without any cost to the Company. In addition to the foregoing vesting schedule, upon the occurrence of a Change in Control, one hundred percent of the shares shall immediately vest. A "Change in Control" for such purpose shall mean the occurrence of any of the following events:

(i) a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company, or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

Following is a summary of the approved restricted stock grant awards:

EXECUTIVE OFFICERS:

Tom Vadnais, Chief Executive Officer - 80,000
James Zarley, Executive Chairman of the Board of Directors- 50,000
John Pitstick, Chief Financial Officer - 50,000
David Yovanno, Chief Operating Officer of U.S. Media - 50,000
Carl White, Chief Executive Officer, Europe - 50,000
Peter Wolfert, Chief Technology Officer - 50,000
Scott Barlow, Vice President and General Counsel - 50,000

BOARD OF DIRECTORS:

Jeffrey Rayport - 6,000
David Buzby - 6,000
Martin Hart - 6,000
James Crouthamel - 6,000
James Peters - 6,000

The description contained in this Item 5.02 of the restricted stock awards does not purport to be complete and is qualified in its entirety by reference to the full text of the Restricted Stock Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Notice of Restricted Stock Bonus Grant for Employees Under ValueClick, Inc's 2002 Stock Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueClick, Inc.

June 6, 2008	By:	/s/ John Pitstick

Name: John Pitstick
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Notice of Restricted Stock Bonus Grant for Employees Under ValueClick, Inc.'s 2002 Incentive Stock Plan